Exhibit E.5
AGL Resources Inc. and Subsidiaries
General Ledger Chart of Accounts as of December 31, 2004

ASSETS
Current Assets
Cash
121100	Cash-Regular
121109	Bk of Amer-Netwk Energies Inc
121156	FIRST TENNESSEE BANK - CHATT
121181	Cash-Chase Manhattan Bank
121186	GERIC captive funding bank act
121188	AGL Cap Corp-Nevada
121200	Petty Cash
121201	AGL Capital Corp. - Suntrust
121300	Mutual Savings CU-VISA-AGLC
122300	Mutual Savings CU-VISA-Chat
122601	First Union Investments
122609	VNG Credit Card
122701	Wachovia AGSC Reg $ Pool
122702	Wachovia AGSC Gen Disburse
122704	Wachovia AGLC Right of Way
122708	1ST Union E BOX
Temporary Cash Investments
125100	Temporary Cash Investments
Receivables - Gas
132200	Accts Receivable - Sales
132205	AR - Pooler/Marketer
132400	A/R Gas-GA Region 2
132500	A/R Gas-GA Region 3
132600	A/R Gas-GA Region 4
132700	A/R - Customer - Other
132800	A/R-Gas-Chattanooga
132810	A/R - Gas Manual
132825	Aid to Construction Billing
132840	A/R Gas - VNG
132841	A/R Gas - Misc - VNG
132842	A/R - Pipeline - VNG
132843	A/R - Commodity - VNG
132844	A/R - Manual - VNG
132845	A/R NSF VNG
132846	A/R Customer - Other - VNG
132900	Unpostable Cash
132950	Misc Adjustments-Gas
132951	A/R Misc Billing
132955	A/R NGV Gas
132956	A/R Fuel Net
132960	A/R Commodity
139100	Provision for Uncollectibles
139150	Prov Uncoll Accts-Mktr/Pooler
139160	Net Chargeoffs - Poolers
139962	AR Commodity Sequent
Receivables - Other
132610	A/R Home Leak Repairs
132620	Encroachment to Right-of-Ways
132650	A/R Re-route Gas Line
133620	A/R Mdse-GA Region 4
133820	A/R - Merchandise
134051	Cash Posting Clearing
134052	AGSC Cash Clearing - Lockbox
134053	AGSC Cash Clearing - Miscellan
134054	AGSC Cash Clearing - Wire
134055	AGSC Cash Clrg-UnidentifiedChk
134100	Accts Receivable - Employee
134200	A/R Misc
134205	A/R Revenue-New Bus Develop
134210	A/R Pension Exp
134240	State Taxes Receivable
134285	Accounts Receivable-AGLN
134350	A/R - Credit Union
134610	Accts Rec - Damage Mains
134640	Miscellaneous A/R - VNG
137200	Interest and Dividends Recvble
137400	Div Receivable-AGL Capital
139200	Reserve for Uncollectible Acct
139610	Provn for Uncoll - Damage Main
Intercompany Receivables
135302	Due to/from AGSC/VAGas Storage
135303	Due to/from AGSC/VaGasDistrbtn
135304	Due to/from AGSC/VaGasCorp
135305	Due to/from AGSC/NUI Utilities
135306	Due to/from AGSC/VaGasPipeline
135307	Due to/from AGSC/NUI Corp
135450	Interco Money Pool Non-Utility
135451	Interco Money Pool Utility
135462	Int-IC 30Yr Notes - AGLC/AGLR
135463	IC Interest Receiv - VNGC/AGLR
136071	A/R Assoc Co - I/U Transfers
136073	Intercompany Chargebacks
136990	Intercompany Transfers - Debit
A/R Unbilled Revenue
132100	A/R Unbilled Revenue
Natural Gas Stored Underground
145660	Propane Inventory
145700	Gss Underground Storage
145710	Ss1 Underground Storage
145720	Wss Underground Storage
145746	Exchange Imbalance
145785	Marketers Accessible Ret Strg
145787	FINSS Inventory
145788	BPPSS Inventory
145840	VNG Gas Stored Underground
145850	Gas Stored Underground
145851	Storage - Affiliated Utilities
145855	Sequent Park and Loan Gas
LNG Stored
145900	Liquefied Natural gas
145901	LNG-Presentation Reclass
145910	LNG Peaking Inventory-Atlanta
Materials and Supplies
145300	Materials and Operating Suppli
145330	Vehicle Parts and Supplies
145340	Stationery Supplies
145350	Air Condition Parts
145360	CNG Refueling Supplies
145570	Telecom Systems Held for Resal
Other Inventory
145420	Appliance Parts Inventory
145600	Inventory Suspense
145604	Inventory Inv Price Adj VNG
Deferred Purchased Gas Adj
162203	Deferred Gas Cost-Gsr
162204	Deferred Gas Costs-Commod
162205	Deferred Gas Cost-Demand
162230	Deferred Gas Cost-Capacity
191000	UPGC Actual Cost Adjustment 0
191001	UPCG Actual Cost Adjustment 1
191002	UPGC Actual Cost Adjustment 2
191003	UPGC Actual Cost Adjustment 3
191004	UPGC Actual Cost Adjustment 4
191005	UPGC Actual Cost Adjustment 5
191006	UPGC Actual Cost Adjustment 6
191007	UPGC Actual Cost Adjustment 7
191008	UPGC Actual Cost Adjustment 8
191009	UPGC Actual Cost Adjustment 9
Unrecovered Envir Resp Costs-Current
158002	MGP Current Asset
Unrecovered Pipeline Costs-Current
158001	Pipeline Rep ProgCurrent Asset
Unrecovered Seasonal Rates
158003	Unrecovered Seasaonal Rates
Energy Marketing and Risk Mgmt Asset
157501	Unrealiz Gain/Loss Fin Instrum
Other Current Assets
157100	Insurance Prepayments
157400	Prepayments - Other
157401	Percent of Completion Asset
157450	Prepaid Taxes
157500	Prepayments-Misc
157502	Futures - Margin Deposit
157503	Futures-Realiz Gain/Loss FinIn
157504	Futures-Commissions & Fees
157505	Futures-Margin Interest
Investment & Equity in Assoc
111010	Investmt in Atlanta Gas Light
111020	Investment in AGLE
111030	Investment in AGLI
111040	Investment Atl Gas Light Svcs
111060	Investment in AGL Capital
111066	Investment in AGL Cap Trust II
111084	Investment in GERIC
111085	Investment in AGL Networks
111090	Investment in Southeastern LNG
111095	Investment in VNG
111620	Investment in Chattanooga 2
111625	Inv in Pivotal Energy Svcs Inc
111706	Investment in AGL Propane Svcs
111707	Investment in AGL Energy Corp
Property, Plant & Equipment
Regulated Assets
100100	Property and Plant in Service
100140	Plant In Svc-Adds To Leased Pr
100400	Acquisition Adjustment
100401	Acq Adj-Reclass non-plant item
107020	Leased NGV Refuel Appliance
Regulated Capital Projects
100120	Construction Work in Progress
100121	Capitalized Payroll - Utility
Contribution in Aid of Const
101000	Contribution for Constr-Res
101100	Contribution for Constr-Nonres
101101	Contr In Aid of Construct VNG
101105	Aid to Construction Billing
101120	Contribution for DOT
101130	Contrib for Reloc of Facil
101200	Contribution for Constr 6
101300	Contribution for Constr 7
101400	Contribution for Constr 8
101500	Contribution for Constr 9
101600	Contribution for Constr 10
101900	Contribution For Const
Accumulated Depr - Regulated
100200	Utility Plant in Service-Gas
100210	Transportation Equipment
100220	Retirement Work in Progress
100230	Reserve For Dep Leas Prop
100410	Accum Prov For Amort Of A
100411	Acc Prov Amort Acq Adj-Reclass
Nonregulated Assets
112001	Invest Insur Spl Dollar Keelin
112003	Inv Insur Spl Dollar Ins Keeli
112007	Invest VEDCORP Partnership
112009	Investments Misc - Other
112100	Other Special Funds
113100	Nonutility Property in Service
113121	Capitalized Payroll-Nonutility
113140	Nonutility Adds to Leased Prop
115010	Rental Property
115030	Buildings and Equipment 2
115040	Rental Property-Transportation
Nonregulated Capital Projects
113120	Nonutility Construction WIP
Accumulated Depr - Nonregulated
113200	Accum Depr Nonutility Property
113210	Accum Depr Nonutility Trans Eq
113220	Nonutility Retirement WIP
113230	Accum Depr Nonutil Leased Prop
115150	Accumulated Provision for Dep
Deferred Debits and Other Assets
Unrecovered Envir Response Costs
162300	Unrec Envir Resp Costs
162382	UERC Unamort 7/93-6/94
162383	UERC Unamort 7/94-6/95
162384	UERC Unamort 7/95-6/96
162385	UERC Unamort 7/96-6/97
162386	UERC Unamort 7/97-6/98
162387	UERC Unamort 7/98-6/99
162388	MGP Outsource Expense
162389	UERC Unamort. 7/1999 - 6/2000
162390	Recovery from Ratepayers
162391	UERC Unamort 7/2000 - 6/2001
162392	UERC Unamort 7/2001 - 6/2002
162393	UERC Unamort 7/2002-6/2003
162394	UERC Unamort 7/2003 - 6/2004
162610	Program Management Cleanup Exp
162611	Contractor Expense
162612	Consultant Expense
162613	Legal Environmental/Regulatory
162614	Legal Litigation Expense
162615	Legal Expense
162616	PropertyAcquisition/Settlement
Unrecovered Pipeline Replacemnt Costs
161450	Pipeline Replacement Reg Asset
Goodwill
100500	Goodwill
Investment in Joint Ventures
111070	Investment in AGL Peaking Serv
111171	Investment in GP LLC
111172	Investment in US Propane
111173	Equity in Earnings US Propane
111950	Investment in SouthStar Energy
111955	Equity in Earnings SouthStar
Unrecovered Postretirement Benefits
161400	VNG Pre-94 Reg Asset Amor
162800	Unrecovered Postretirement Ben
Intercompany Notes
170110	Notes Receiv - VNGC/AGLR
170120	Notes Receiv - AGLC/AGLR
170200	Dividend Receivable -AGLC/AGLR
Other Assets
100600	Software License
100601	Intangible Asset
161300	Unamort Debt Discount and Exp
161301	10 Year Bond Issuance Costs
161302	Trust Preferred Issuance Costs
161303	Fair Value Interest Rate Swap
161304	Regulatory Asset Early Debt
161500	Deferred Interest Refund Exp
161700	Regulatory Post73 Assets
161800	Regulatory Pre74 Assets
162000	SONAT, INC.
162005	York Triathlon
162010	Doe Grant
162015	Gri Grant
162020	PCB Research
162030	Coop Mktg TRANSCO
162035	Coop Mktg SONAT
162040	Robur Commercialization Proj
162044	Energy America - Titan
162046	Warner Robins AFB Meter Reloca
162047	Caroline Street Facility Proj.
162056	AGL Network
162065	ERC Match
162070	Franchise Expense Match
162071	FINSS Demand
162072	FINSS Withdrawals
162073	BPPSS Demand
162074	BPPSS Withdrawals
162075	MARS
162077	RETAINED STORAGE - MARS
162079	FT Credit-PipelineCapacitRelea
162080	IBSS
162083	VNG/SEM IC Billing Clrg Acct
162085	Customer Education Recovery
162093	IBSS DEMAND
162095	IBSS-Injection Charge
162140	Transportation Clearing
162150	Other Long-Term Assets
162155	Long Term MTM Asset
162175	Stores Capital Clearing
162176	Engineering Capital Clearing
162177	Operations Services Clearing
162178	Transportation Capital Clearin
162179	A&G Salaries Capital Clearing
162180	A&G Expenses Capital Clearing
162185	A&G Salary Capitalized-Pension
162186	A&G Salary Capitalized-Benefit
162187	A&GSalaryCap-Post Retirement
162188	A&G Salary Cap-Payroll Taxes
162189	Counterparty Netting
162200	Other Work in Progress-Misc
162210	Def Rate Case Exp 97
162250	Defer Earn Review FY2002
162265	Deferred JISH Acquisition Cost
162440	Formation Expenses Capitalized
162450	ATPI Capitalized Clearing
162910	Long-term Notes Rec
162999	Other Deferred Debits
192200	VNG/Enron Assigned Gas
LIABILITIES AND CAPITALIZATION
Liabilities and Capitalization
Current Liabilities
Accounts Payable
225100	General Accounts Payable
225101	A/P Misc Estimated Liability
225105	AP - Inventory
225120	Accounts Payable - Accrued
225121	Accrued AP Commodity Sequent
225122	Sequent Park & Loan Gas Accrue
225130	Accrued Liab VNG/SEM Assgn Gas
225150	A/P Returned Checks
225155	BCS Unpostables
225170	Flash Pay Errors
225191	A/P Misc Sales & Use VNG
225500	Payroll Deductions
225501	U S Savings Bonds Payable
225502	Mutual Savings Credit Union
225507	One Pledge Club Atlanta
225508	Flame Club Payable
225512	Employee Stock Purchase Plan
225513	Union Dues
225514	Flame Club/Savannah Payable
225521	P.A.C Payable
225522	H.E.A.T Payments
225526	Employee Court Orders
225527	Flame Club-Augusta
225528	IRA Mutual Savings Credit Unio
225536	Flx Ben Health Reim Payable
225537	Flx Ben Dep Daycare Payable
225546	Health Care Reim Payable 2000
225547	Dep Care Reim Payable
225559	Voluntary Benefits Assn - VNG
225560	Union Dues VNG Local 50
225561	United Way Richmond
225562	United Way South Hampton
225563	United Way Peninsula
225600	Deferred Compensation
225601	Deferred Dir Comp-Mktg Fees
Short-Term Debt
221030	Commercial Paper ST Debt-AGCC
221150	Notes Payable Current
Intercompany Payables
227110	Interest Payable - VNGC/AGLR
227120	Interest Payable - AGLC/AGLR
230990	Intercompany Trsfers - Credit
Customer Deposits
235200	Customer Deposits-Manual
235201	Customer Deposits
235710	Customer Deposits-Trustees Ren
Interest
239200	Accr Int-10Yr Bond/TrustPrefd
239300	Medium Term Notes
239400	Int 8.17% Debentures
240010	Interest Acc N/P-Bk of America
241980	Accrued Interest Payable
241990	Interest Acc-Customer Deposits
242200	Interest Accrued-ERC Recovery
Wages and Salaries
225200	Payroll Payable
225210	Accrued Severance Pay
225211	Variable Compensation Payable
225250	Accrued Bonus
Dividends Declared
243100	Dividends Declared-Common
243200	Dividends Declared-Pref
Miscellaneous Taxes Accrued
238100	Taxes Accrued-Federal Income
238101	Taxes Accrued Other-FUI
238102	Taxes Accrued Other-FICA
238103	Tax Accr Othr-Real&Pers. Prop.
238104	Tax Accr Other-W.VA.Prop.
238105	Tax Accr Othr-SUI
238106	Tax Accru Othr-MotorFuelRd Tax
238107	Taxes Accr Othr-Compr Nat Gas
238109	Tax Accru Othr-Spec Fuel Tax
238140	Tax Accr Other-State Valuation
238142	Tax Accru Othr-Franchise Taxes
238144	Taxes Accr Othr-Sales & UseTax
238145	Tax Accr Othr-Workman Comp Tax
238150	Other Income Tax Payable
238200	Taxes Accrued-State Income
Accrued Relocation Liability
237100	Accrued Relocation Liability
Deferred Purchase Gas Adj Credit
252998	Deferred PGA - Credit Balance
Current Portion of Long Term Debt
220000	Med Term Notes Due w/in 1 Year
Accrued Eviron Response-Current
251113	MGP Current Liability
Accrued Pipeline Replacement-Current
251107	Pipeline Rep Prog Curr liab
Deferred Seasonal Rates
252997	Deferred Revenues
Energy Marketing and Risk Mgmt Liab
251104	Unrealiz Loss on FinInstrument
Other Current Liabilities
225151	Unclaimed Cust Credits & Chcks
242010	Education Tax 1
242050	Education Tax 5
242100	Homestead Tax
244000	Special Option Tax
244010	Special Option Tax 1
245010	Local Option Tax 1
245050	Local Option Tax 5
245500	FICA Taxes Payable - EE
245501	Fed. Withholding Taxes - EE
245502	State Withholding Tax - EE
245503	State Sales & Use Tax Payble
245504	Marta Tax Payable
245511	Taxes Payable-Tennessee S
245512	Taxes Payable- Tennesse U
245513	City Local Option Tax
245514	Utility Tax Collection Pay VNG
245516	Educational Tax Payable
245517	Homestead Tax Payable
245518	City of Atl Sales Tax - Sewer
245600	Escheat - Deposit Balance-2001
245601	Escheat Credit Balance-2001
245602	Escheat Deposit Balance-2000
245603	Escheat Credit Balance-2000
245604	Escheat Credit Balance-1999
245605	Escheat Credit Balance-1998
245606	Escheat Credit Balance-1997
245607	Escheat Credit Balance-1996
246010	Franchise Requirements 1
250020	Ret Sav Plus/Co Matching
250030	Ret Sav Plus/Employee Portion
250050	Ret Sav Plus/General Loan
250100	NSP Employee Contribution
250110	NSP Employer Contribution
251100	Purchased Gas Refunds Due
251103	Percent of CompletionLiability
251106	Deferred Inter-Company Profit
251109	Miscellaneous Accrued Lia
251110	Misc Accr Lia Imcr Commodity
251115	Marketer/Pooler True-Up
251200	Universal Service Fund Liab
251210	USF Refund Clearing Account
251300	USF Cash Out
251400	VNG Supplier Refunds Recon
251401	VNG Supplier Refuns Phase 1
251403	VNG Supplier Refunds Phase 3
251404	VNG Supplier Refunds Phase 4
251405	VNG Supplier Refunds Phase 5
251406	VNG Supplier Refunds Phase 6
251407	VNG Supplier Refunds Phase 7
251408	VNG Supplier Refunds Phase 8
251500	Capitalized Lease - Current
251600	VNG Rate Margin Sharing
251610	VNG Rate Margin Sharing Recon
277000	Injuries and Damages Provisio
277050	Provision for Workers Comp
277060	Provision Post Employment Exp
278001	LNG Fire Damage Tracker - Chat
278500	Reserve for Health Insurance
Accumulated Deferred Income Tax
279100	Accel Fed Tax Depr-Property
279101	Reg Tax Liability Reclass
279150	Accel St Tax Depr-Property
279200	Other Timing Difference-Fed
279250	Other Timing Differences-State
Long-Term Liabilities
Other Liabilities
248303	Other Liabilites
248304	Long Term MTM Liablities
248305	Accum Reg FixedAsset Rem Cost
Accrued Envir Response Costs
248300	Environmental Response Costs
Accrued Pipeline Replacement Costs
248302	Pipeline Replacement Reg Liab
Accrued Pension Costs
247010	Retirement Annuity Purchase Cs
247020	Pension Liability/Non-Qualifie
247030	Pension Liability/Qualified Pl
Accrued Other Postretirement Benefits
248800	Other Postretirement Benefits
248810	VNG OPEB Deferral&FAS106 Trans
Capitalized Lease Liability
248500	Capitalized Lease - Long-Term
Minority Interest
249100	Minority Interest In Earnings
Deferred Credits
Unamortized Investment Tax Credit
259250	Unamort Inv Credit Other
Regulatory Tax Liability
259999	Regulatory Tax Liability
Other Deferred Credits
215101	Fair Value of Int Rate Swap
255200	Customer Adv Metro Region
255800	Constr Adv-Ref
255801	Const Adv-Refundable-City
258150	Notes Payable Long-Term
258820	Lawrenceville Prepay
258850	Recovers-Rate Payer
258880	One Peachtree Ctr\10 P'tree Pl
258899	Misc/Other Deferred Credits
Capitalization
Long-Term Debt
215100	Debentures 8.17%
215300	Medium Term Notes
215301	Debt on 10/30 Year Bonds
217110	Notes Payable - VNGC/AGLR
217120	Notes Payable - AGLC/AGLR
248306	IC Dividend Pay - AGLC/AGLR
Preferred Stock
201100	Pref Stock 8.17%
201400	Preferred Stock
Common Stockholders Equity
200100	Common Stock Issued-$5 Par Val
200101	Common Stock
Common Stock
203100	Premium on Common Stock Issued
203101	Premium on Common
203102	Additional Paid-In-Capital
203120	Unearned Compensation
203500	Pref Capital Stock 4.72%
203700	Pref Capital Stock 5%
206200	Gn Reacq Cap Stk 4.44 Pr
206400	Gn Reacq Cap Stk 4.60 Pr
206500	Gn Reacq Cap Stk 4.72 Pr
206800	Gn Reacq Cap Stk 8.32 Pr
206900	Gn Reacq Cap Stk 7.84 Pr
Premium on Common Stock
207100	Unappropriated Ret Earnings
207200	Balance Transferred from Incom
207400	Adjustments to Retained Earnin
207550	Dividends Declared - AGLC/AGLR
207600	Dividends Declared-Common Stoc
207601	Dividends Declared Parent/Sub
Earnings Reinvested
202000	Other Comprehensive Income
Other Comprehensive Income
203130	Shares Held in Treasury& Trust

Income Statement
Operating Revenues
400011	Resid. Non-Jurisdictional Sale
400100	Residential Sales
400101	Residential Gas Sales Unbilled
400103	Deregulated Residential Sales
400200	Small Commercial
400201	Small Commercial-Unbilled
400210	Commercial Billed Nonjurisdict
400300	Large Commercial
400301	Comm Unbilled Nonjurisdictiona
400310	Commercial Interruptible Nonju
400351	Commercial-Jurisdictional WNA
400352	Commercial-Nonjurisdict WNA
400400	Small Industrial
400401	Small Industrial-Unbilled
400500	Large Industrial
400505	Revenues-Interruptible
400506	Industrial-WNA
400600	Revenues-Housing Project
400601	Residential-Jurisdictional WNA
400602	Residential-Nonjurisdict WNA
402100	Sales for Resale Base
402200	Sales for Resale-Riders
402205	Imbalance - Cashin
402210	Commod Sales- AGLC- Affiliated
402211	Commod Sales- CHAT- Affiliated
402215	Sales - Affiliated (VNG)
402216	Commodity Sales - Affiliated
402250	Commodity Fees
402251	Uninterruptible Revenues
402253	Gas Sales - Intercompany
402255	Commodity Fees - Intercompany
402256	Reservation Fees-Intercompany
402257	Reservation Fees
402420	Commodity Option Prem - Fin.
402505	Options- Physical (Revenue)
404100	NGV Sales Base
404101	NGV-Non-Jurisdictional Sales
407000	Telecommunications Constr. Inc
407001	Telecom IRU Revenue
407002	Telecom Maintenance Revenue
407050	Late Payment Fees
407090	Returned Check -Marketer
407100	Reconnect Charge - Firm
407101	Seasonal Reconnect Change
407102	Turn-on Charge- Firm
407103	Meter Set Charge- Firm
407104	Establish Service- SONP
407110	Gas Management Fee
407120	Reg Servicework-Revenue
407125	Jobbing Material Revenue
407130	Oth Gas Rev PT1 Contr Exp Reim
407140	Jobbing Generation Appl. Pay
407142	Jobbing Generation Appl. Mat'l
407144	Jobbing Labor Additives
407160	Transportation Revenue
407161	Revenues-Firm Transportat
407176	TranspSales Non-Jurisdictional
407200	Rent from Gas Property
407220	LNG Trucking Revenues
407225	Unrealized Gain/Fin Instrument
407300	Revenue - Peaking Services
407304	Other Revenues-ACA Surcharges
407305	IMCR Refunds
407307	Other Gas Rev-Ss1
407350	Revenue Exchange Services
407500	Miscellaneous Operating Revenu
407501	Capacity Chg Joint Use Pipelin
410100	Management and Consulting Fee
415026	Late Payment Charge - Pooler
415061	Revenue Returned Check Fee
415070	Revenue Reconnect Charge
415071	Revenue Seas Recon Charge
415075	Revenue Turn On Charge
415076	Revenue Erron Turn On Credit
415080	Revenue Meter Set
415081	Revenue Erron Meter Set Credit
415188	Transp Rev-Interruptible Rev
415270	Misc Adjust - Pooler/Marketer
415290	Tran Rev-Market Res R-1 Cust
415291	Tran Rev-Market Res R-1 SrCit
415292	Tran Rev-Market Res R-1 DDDC
415293	Tran Rev-Market Res Soc Resp
415305	Tran Rev-Mkt G-10 Cust SmC&I
415306	Tran Rev-Mkt G-10 DDDC SmC&I
415307	Tran Rev-Mkt G-11 Cust SmC&I
415308	Tran Rev-Mkt G-11 DDDC SmC&I
415310	Tran Rev-Mkt G-11 Vol SmC&I
415311	Tran Rev-Mkt AG-1 Cust SmC&I
415312	Tran Rev-Mkt AG-1 Vol SmC&I
415325	Tran Rev-Mkt (V-52) NGV Cust
415326	Tran Rev-Mkt (V-52) NGV Rev
415327	Tran Rev-Mkt (V-52) NGV Fac
415340	Tran Rev-Mkt (V-52) S-51 Cust
415341	Tran Rev-Mkt (V-52) S-51 Com
415350	Tran Rev-Mkt (Gen) Peak Svc
415352	Tran Rev-Mkt (Gen) FD Overrun
415354	Tran Rev-Mkt (Gen) Environ
415355	Tran Rev-Mkt (Gen) Cust Ed
415356	Tran Rev-Mkt (Gen) Pipe Repl
415357	Tran Rev-Mkt (Gen) Franchise
415359	Tran Rev-Mkt (Gen) Switch Fee
415360	Tran Rev-Mkt (Gen) Meter Read
415375	Tran Rev-Mkt (Gas Cost) Peak
415376	Tran Rev-Mkt (Gas Cost) Firm
415388	Tran Rev-Mkt (GasC) Net MARS
415426	Tran Rev-Mkt Ret Stor Bal Chg
415483	Tran Rev-Mkt (GasC) BPPSS w/d
415894	Tran Rev-Mkt (GasC) FINSS w/d
430100	Professional Service Revenue
430101	Professional Service Expenses
430200	Field Service Revenue
430201	Field Service Expenses
430300	Misc. Service Revenue
430301	Misc. Service Expenses
430401	Initiative Material Expense
431200	Servicing Revenue
431305	Other Revenue
432730	Misc-Repair Parts
440092	Realized Gain on FinInstrument
448500	Gas Storage Carrying Cost
450100	Damage Billing - Mains
450200	Damage Billing - Services
450300	Damage Billing - Reroutes
450500	Lost & Unaccounted For Gas
610006	Asset Management Costs
610060	Commod Gas Cst-AGLC-Affiliated
610061	Commod Gas Cst-CHAT-Affiliated
610062	Commodity Gas Cost Affiliated
610065	Cost - Affiliated (VNG)
610067	Non-Affiliated Commodity Gas C
610069	Fair Value Park & Loans
610070	Storage Demand & Capacity Cost
610075	Transp, Exchange & Flex Fee
610076	Fees - Park & Loan
610078	Fees - Gathering
610079	Fees - Miscellaneous
610205	Imbalance - Cashout
610500	Realized Loss on FinInstrument
610505	Options - Physical (Expense)
Cost of Sales
600501	Exchange Gas
600502	Gas Purchases - Intercompany
600505	Cost of Sales-Telecom Cnstr
600510	LCM Adjustment
610001	Transportation Costs
610007	Non-Jurisdictional Cost of Rev
610030	Natural Gas Commodity Costs
610032	Environmental Response Cost
610050	Deregulated PGA Gas Cost
610100	Purchased Gas Exp
610160	Gas Used for Utility Operation
610300	LNG Trucking Cost
610410	Natural Gas Transmission Line
610411	NG Trans Line Nonaff Capacity
610412	NGTrans Line Pur Nonaff Demand
610420	Nat Gas City Gate Purchases
610440	Unrec Purch Gas Cost Adj
Operation Expenses
600001	Pay LNG Supervision/Eng.
600002	Pay - LNG Operation and Labor
600006	Pay - LNG Maintenance Sup./Eng
600007	Pay-LNG Maint. Purification Eq
600008	Pay-LNGMaint. Liquefaction Eq
600009	Pay-LNG Maint. of Vaporizing E
600010	Pay-LNG Maint. of Comp. Equip
600011	Pay-LNG Maint. of Other Equip
600020	Pay-Distribution Superv/Eng
600021	Pay-Design Gas Sys. Improv.
600022	Pay-Distribution Load Dispatch
600023	Pay-Perform Annual Survey
600024	Pay-Perform 3-Year Survey
600025	Pay-Perform 5-Year Survey
600026	Pay-Perform Survey-Bus. Dist
600027	Pay-Perform Survey-Trans. Pipe
600028	Pay-Perform Manhole Survey
600029	Pay-Perform Leak Survey-Other
600030	Pay - Inspect Cathodic Prot.Sy
600031	Pay - Locate Mains and Service
600032	Pay-Right-of-Way Upkeep
600033	Pay - Relocate Service
600034	Pay - Perform Em. Valve Insp.
600035	Pay-Serv.StandBy\Beeper Time
600036	Pay-Ser.Ctr.-Dist.-SdByBprTime
600037	Pay - Investigate Leaks Dist.
600038	Pay - Regulator Stat. Inspect.
600039	Pay - City Gate Stations
600040	Pay - Inspect and Operate STAR
600041	Pay ERTs
600042	Pay - Single Reads
600043	Pay - Turn-off Service
600044	Pay - Activate Meter
600045	Pay - Investigate Leaks
600046	Pay-PT Meter Change
600047	Pay- No Gas AGLC Work
600048	Pay - Mapping Services
600049	Pay - Serv. Wk. Order not Comp
600050	Pay- Perform Disp. Operations
600051	Pay-Investigate- Other Service
600060	Pay-Maint. Super/Eng.-Distr.
600061	Pay-Repair and Maint. Mains
600062	Pay-Repair Damage Mains
600063	Pay-Maintain Compressor St. Eq
600064	Pay - Maintain Regulator Stat.
600066	Pay-Maintain STAR
600067	Pay-Maintain of Services
600069	Pay-Repair Damage Service
600070	Pay-MaintainMeterSets&Req-Pro
600071	Pay-Repair Meter Sets&Reg Re
600072	Pay-CNG Refueling-Cust Premise
600073	Pay-Maintain Company CNG St.
600074	Pay-Maintain Customer CNG St
600075	PayMtr ReadStd By/Beeper Time
600080	Pay-Op&Maint Transmission Line
600081	Pay-Corrosion Testing Transmis
600082	Pay-O&M Transmission Measuring
600083	Pay-Transmission Odorization
600084	Pay-Transmission Lines Supv
600085	Pay-O&M Propane Peaking Facili
600086	Pay-Transport & Delivery
600087	Pay-Environmental
600088	PaySEM-AGLC-Gas Supply
600089	P/R account for AGSC empl.
600091	Pay-Customer Acct. Supervision
600092	Pay - Customer Accounts
600093	Pay-Meter Reading-Enscan
600094	Pay-Meter Reading-Itron
600095	Pay-Customer Records&Collect
600096	P/R for AGSC employees
600097	Payroll SEM GNGC
600098	Payroll SEM AGLN
600099	Project War Emblem
600101	Pay-Customer Service Superv
600102	Pay-Customer Service
600103	Pay-Customer Assistance
600104	Pay-Informational Advertising
600105	Project War Admiral
600106	Pay-Project Winning Colors
600107	Payroll Project Pinnacle
600108	Pay Wholesale System Project
600109	Pay - Corporate Development
600110	Pay-Sales Promotion Superv
600111	Pay-Selling
600112	Pay-Promotional Advertising
600113	Payroll Expense - V-Force
600115	VNG-Non-productive time-Union
600116	VNG Non-Productive time-Salary
600117	Pay-Pivotal Virginia Propane
600118	Pay-Pivotal LNG Terminal
600119	Pay-VNG Hurricane 2003
600120	Pay-A&G Salaries
600121	Pay-Operate Facilities
600122	Pay-Operational Training
600123	Pay-Safety Training&Reg Compli
600124	Pay-Injuries and Damages
600125	Pay-Laboratory
600130	Pay-Maint.of GeneralPlant+B306
600131	Pay-Operate&Maintain Fleet Eq
600132	Pay-Maintain Facilities
600133	Pay-Stores Operations
600134	Pay-FY2002 Earnings Review
600135	Payroll-CIS Enhanced GUI
600136	Payroll-MIA
600137	Technology Enablers
600138	CIS ASP Review
600139	Roadmap-IS&T
600141	Work Mgmt/Asset Mgmt
600142	Mobile GIS
600143	5 Year Forecast
600144	Payroll Trans Acct 1500 to1851
600150	Payroll - SEM/Pivotal
600200	Pay - Posi Hold Repairs
600400	Fuel for Liquified Petroleum G
600700	Misc Production Exp
620040	Outside Services - LNG Storage
620050	LNG Operation
620400	LNG Gas Losses
621000	Compressor Station
621002	Mains & Lines Maintenance
621004	Measure & Regulating Sta Exp
625930	Outside Svc-LNG Storage Maint
640030	Distr Supervision/Engineering
640050	Distr Load Dispatching
640201	Perform Annual Survey
640202	Perform AnnualSurvey-Contracto
640203	Perform 3-Year Survey
640204	Perform 3Year Survey-Contracto
640205	Perform 5-Year Survey
640206	Perform 5-Year Survey-Contract
640209	Perform Survey-Business Distr
640210	Right-of-Way Fees
640211	Perform Survey-Bus Dist Cont
640212	Perform Survey- Trans Pipeline
640213	Perform Survey Trans.Pipe Cont
640214	Perform Leak Survey-Others
640215	Perform Leak Sur. Other Cont
640218	Right of Way Upkeep
640219	Right of Way Upkeep Contractor
640230	Inspect Cathodic Protection
640231	Inspect Cathodic ProtectionCon
640232	Locate Mains and Services
640233	Locate Mains & Svcs- Cont.
640234	Perform Em. Valve Inspections
640235	Emergency Valve Inspection Con
640300	Regulator Stations-Inspections
640500	Check City Gate Stations
640501	Check City Gate Stat. Contract
640502	Inspect and Operate STAR prog
640503	Inspect. & Operate STAR Contra
640601	ERTS
640602	ERTS-Contractor
640603	Single Reads
640604	Single Reads- Contractor
640605	Turn-off Service
640606	Turn-Off Service - Contractor
640607	Activate Meter
640608	Activate Meter- Contractor
640609	Relocate Service (Re-Route)
640610	Relocate Service Re-Route Cont
640611	RelocateService(Re-Route)-Cred
640612	Activate Meters-Fleet
640701	Investigate Leaks
640702	Investigate Leaks- Cont.
640703	PT Meter Change
640704	PT Meter Change Contractor
640705	No Gas - AGLC Work
640706	No Gas AGLC Work-Contractor
640707	Investigate Leaks-Distribution
640708	Investigate Leaks-Dist-Contrac
640709	Investigate Other Services
640710	Investigate Other Services- Co
640711	Service Work Order not Complet
640712	Serv. Wk Order not Comp. Cont
640749	Distribution-Mat Mgt
640800	Perform Dispatch Operations
640801	Perform Dispatch Operat. Contr
640802	Perform Mapping Services
640803	Perform Mapping Services- Cont
645201	Repair & Maintain Meters-Fleet
645210	Repair and Maintain Mains Cont
645211	Maintenance of Main Paving
645215	Repair Damage Mains-Contractor
645401	Maintain Reg. Stations- Cont
645502	Maint. Meter Sets&Reg. ProCont
645504	Repair Damage Service- Contrac
645507	Repair Meter Sets & Reg-Re-Cnt
645508	Maint. Meter Sets&Reg.-Fleet
645701	Maintenance of Services-Fleet
645710	Maintenance of Services-Contra
645711	Maintenance of Service Paving
650100	Meter Reading Enscan
650101	Meter Reading- Itron
650103	Meter Reading- Itron-Contracto
650104	Meter Reading - Fleet
650200	Customer Records
650300	Account Collection
650700	Uncollectible Acct
650701	Uncollectible Accts - Damages
650800	Outside Services-Cust.Acct
650900	Misc Customer Acct Exp
650949	Customer Accounts-Mat Mgt
655031	Customer Service
655300	Informational Advertising
655310	Customer Education
655320	Outside Services-Cust. Service
655400	Misc Customer Acct Expense
660100	Selling Expenses
660300	Marketing Expenses
660320	Outside Services- Marketing
660400	Misc Sales Promotion Exp
660449	Marketing-Mat Mgt
670050	Utilities
670080	Tax and License
670100	Office & Administrative
670102	Development & Training-Acctg.
670103	Organizational Development
670104	Postage
670105	Operational Training
670106	Safety Training & Reg. Complia
670107	Office & Admin-Proc Card Accrl
670111	Office Admin-Fleet
670114	Misc Opr Exp - Corporate Dev
670115	Direct Assignment Expenses
670116	Project War Admiral
670118	Project Winning Colors
670119	Other O&M Project Pinnacle
670120	Civic Participation - Other
670121	Civic Participation-Education
670122	Civic Participation-Commun Dev
670123	Civic Participation-Environmen
670124	MiscExp-Project Steel Magnolia
670125	Misc- Pivotal Virginia Propane
670126	Misc- Pivotal LNG Terminal
670130	Bank Service Charges
670144	Outside Services - Fleet
670146	Fleet Depreciation
670147	Lease Fleet Equipment
670148	Operate and Maintain Fleet Eq
670159	Scrap Materials
670163	Office Admin&Supplies-Mat Mgt
670165	Stores -Other
670166	Inventory Adjustment Expense
670167	Stores Clearing Expense
670169	Licenses & Expenses - SW & HW
670170	Security
670200	Outside Svcs Employed
670201	Outside Svc. -Printing
670202	Outside Services Info Tech
670203	Outside Services-Recruiting
670204	QA/QC - Contractor
670210	Outside Services (oper & main)
670211	Service Bureau Fees
670220	O/S - Posi Hold Repairs
670300	General Business Insurance
670400	Injuries and Damages
670401	Workers Compensation Expense
670402	Outside Legal Services
670403	Miscellaneous Legal Services
670406	Commission & Fees on Fin Instr
670407	Liability Losses
670410	Workers Comp Fees & Assessment
670411	Legal Costs
670450	Pensions
670491	VNG Hurricane 2003
670500	Group Insurance
670501	Flex Pay
670502	Flex Benefits Deductions
670503	Other Post Retirement Benefits
670504	Post Employment Expense FAS112
670505	Flex Vacation Deductions
670506	Dental Insurance - VNG
670519	Drug & Alcohol Program
670520	Physicals
670521	Benefits Administration Expen
670525	Miscellaneous Benefits
670530	Retirement Savings Plus Plan
670531	Employee Stock Purchase Plan
670532	Non-qualified savings plan
670540	Short-Term Disability
670550	Long Term Disability
670551	Operate Cell Phone
670552	Operate Page
670553	Operate Vehicle Radio
670555	Disability Income Gap - VNG
670560	Service Awards
670570	Employee Relocation
670571	Recruiting Expenses
670572	Tuition Reimbursement
670590	Bonus
670600	Franchise Requirements
670700	Regulatory Commission Exp
670750	Institution or Goodwill Adv. E
670800	Association and Club Dues-Comp
670805	Association&Club Dues-Employee
670806	General Dues & Subscriptions
670840	Miscellaneous Expense
670841	Fines & Penalties
670850	Outside Services -Facilities
670854	Travel - Corporate Development
670855	Travel Expense
670856	Meals and Entertainment
670857	Meals & Entertainment 100% Ded
670858	Meals & Ent. - Corporate Dev
670859	Season Tickets
670862	Meals-Project Steel Magnolia
670863	TravelPivotal Virginia Propane
670864	Travel- Pivotal LNG Terminal
670866	Meals-Pivotal Virginia Propane
670867	Meals-Pivotal LNG Terminal
670880	Laboratory
670885	Restructuring-Severence
670886	Restructuring-Benefits
670887	Restructuring-Sale of Property
670888	Restructuring-Other
670889	Operations of Facilities
670900	Facilities Rent/Lease Expenses
670905	Sub Lease Credits
670911	Equipment Lease
670912	EAF Auto Lease
670930	Parking - Facilities
671304	VNG Benefits
Maintenance Expenses
625030	LNG Mnt Super/Engineering
625100	LNG Mnt-Struct/Improvements
625200	Maintenance of Gas Holders
625300	LNG Mnt Purification Equip
625400	LNG Maint Liquefaction Equip
625500	LNG Mnt- of Vaporizing Equip
625600	LNG Mnt- of Compressor Equip
625900	LNG Mnt-Other Equip
625949	LNG Storage Maint-Mat Mgt
645030	Maintenance Super/Eng.-Distr
645200	Repair and Maintain Mains
645214	Repair damage mains
645216	Rev.coll.for 3rd PartyDamageMa
645300	Maintenance-Comp Station Equip
645400	Maintenance Regulator Stations
645501	Maint. Meter Sets &Reg. Pro
645503	Repair Damage Service
645505	Rev.Coll. for 3rd Party Dam. S
645506	Repair Meter Sets & Reg. Re
645700	Maintenance of Services
645920	Maintain Company CNG Station
645930	Maintain Customer CNG Station
645949	Distribution Maint-Mat Mgt
675100	Maintenance of Facilities
675105	Software Maintenance
675106	Large Computer Equip Maint
675110	Maintenance Power Equipment
675120	Maintenance Hand Tools
675140	Maintenance of Office Equip
675149	Other Maintenance-Mat Mgt
Allocated Costs
671001	AGLR Alloc 401K Benefits
671009	AGLR Alloc Cost of Capital
671010	AGLR Alloc Health Benefits
671011	AGLR Alloc Pension Benefits
671012	AGLR Alloc Other Benefits
671013	AGLR Alloc Fleet Rate
671014	AGLR Alloc Facilities Rate
671025	Dir Crge Incentiv Compensation
671026	PUCHA Allocation Adjustments
671030	Alloc AGSC Operating Revenues
671102	AGLC Alloc HR & Emp Relations
671400	Info Svcs Lights On Chargeback
671402	Direct Chg OM Project Chgback
671403	Direct Assigned Chargeback
671404	Allocated-Distributed Chargebk
671405	Sequent Chargeback-AGLC
671406	Sequent Chargeback-CHAT
671407	Sequent Chargeback - VNG
671408	PC Printer Leases Allocated
671411	Sequent Chargeback - AGLN
671412	Allocated Bus Supt Facilities
671413	Allocated Bus Supt Fleet
671414	Allocated Bus Sup Other
671415	Allocated Bus Supt Purchasing
671416	Allocated Customer Services
671417	Allocated Employee Services
671418	Allocated Engineering
671419	Allocated Executive
671421	Allocated External Relations
671422	Allocated Financial Services
671423	Allocated Gas Supply
671424	Allocated IS&T
671425	Allocated Internal Auditing
671426	Allocated Investor Relations
671427	Allocated Legal
671428	Allocated Marketing
671429	Allocated Other
671430	Allocated Rates & Regulatory
671431	Allocated Strategic Planning
671435	Direct Assigned-Other Charges
671438	Sequent Chargeback - Pivotal
671439	Sequent Chargeback - JISH
Capitalized & Distributed Exp
670150	Admin&Gen Salaries-Capitalized
670160	A&G Expenses-Capitalized
670161	Operations & Engineering Capit
670171	StoresCorp OverHd RateClearing
670172	Stores - Capitalization
670460	Pensions Transferred-CR
670510	EmployeeBenefitsCaptilized
670511	OtherPostRetirementBenefitsCap
670512	Pensions-Capitalized
670513	ATPI Capitalized
670522	Employees Benefits Transfer-CR
671017	Fleet Expenses Distributed
671021	Fleet Capitalization
Depreciation and Amortization
424000	Other Amortization Expense
425000	Depreciation Expense
Taxes Other Than Income
427100	General Tax Expense-Payroll
427101	Gen Tax Expense- Property Tax
427102	Gross Receipts Tax
427105	Gen Tax Expense-Franchise Fee
427110	General Taxes-Allocated
427111	GeneralTaxExpensePayroll-Capit
427130	Net Worth Tax
Other Income - Net
440090	Merchandise Sales
440750	AGSC Allocate Other Income Net
445005	CIAC Gross Up
445010	Rental Income
445011	Income Pirates House
445150	Rome River
446200	Interest and Dividend Income
446300	Allowance for Funds-Equity
448030	Collection Fee-Sales Tax
448090	Misc Other Income
448092	HVAC Financing Fees
448196	Income/Loss SouthStar Energy
448200	Property Sale Gain/Loss
448400	ERC Rcvr-Carrying Cost
448410	Carrying Cost ERC
448415	Carrying Cost Customer Ed Exp
449100	Donations - Other
449120	Donations-Community Develop
449500	Misc Non-Operating Exp
449510	EAF Exp
449540	Carrying Cost - ERC Ratepayer
449600	Government Affairs
449601	Government Affairs - Pay
449700	Business/Civic Club Dues
463310	Income/<Loss> US Propane
Interest on Long Term Debt
461300	Interest MTN
461350	Interest on LT Debt-Cap Corp
Other Interest Expense
467100	Interest Income/Expense
467201	Interco Int-Non-Restrict Fund
468100	Interest Exp-Customer Deposit
468101	Interest Exp-Other
468102	Interest Exp-Refunds & Tk
468103	Borrowing & Financing Fees
468104	Amortization Disc/Exp
468105	Amortiz. Debt Issuance Cost
Allowance for Funds - Debt
470100	Allowance for Funds-Debt
Preferred Stock Dividend
470999	Dividends on Preferred Stock
Minority Interest
429100	Minorty Interest Net Income/Lo
Income Taxes
426000	Amortize Investment Credit
427200	Federal Income Tax
427400	State Income Tax
427500	Deferred FIT - Property
427510	Deferred FIT - Other
427520	Deferred SIT - Property
427530	Deferred SIT - Other
427600	PUCHA Tax Expense
427605	AGSC Allocate Tax Expense
Cum Eff Acct Change Net of Tax
700002	Cumulative Effect Acct Change
700003	Federal Income Tax Cum Eff Acc
700004	State Income Tax Cum Eff Acc